Exhibit 99.1
Remy International, Inc. Announces Plan for Distribution of FNF's Remy Shares to FNFV Shareholders
PENDLETON, Ind., Sept. 8, 2014 /PRNewswire/ -- Remy International, Inc. (NASDAQ: REMY) today announced the entry into agreements for a transaction (the "Transaction") with Fidelity National Financial, Inc. (NYSE: FNF).  The Transaction will in effect result in the distribution of the shares of common stock of Remy that are held by FNF to the holders of its Fidelity National Financial Ventures ("FNFV") tracking stock, and the acquisition by Remy of a small company, Fidelity National Technology Imaging, LLC ("FNTI"), from FNF.
Under the Transaction, FNFV will contribute all of the 16,342,508 shares of Remy common stock that FNFV owns and FNTI into a newly-formed subsidiary ("New Remy").  New Remy will then be distributed to FNFV shareholders.  Immediately following the distribution of New Remy to FNFV shareholders, New Remy and Remy will engage in a series of stock-for-stock transactions ending with a new publicly-traded holding company, New Remy Holdco ("New Holdco").  In the mergers, FNFV shareholders will receive a total of 16,615,359 shares of New Holdco common stock, or approximately 0.18117 shares for each share of FNFV tracking stock that they own.  The remaining stockholders of Remy (other than New Remy) will receive a total of 15,652,824 shares, or one share of New Holdco for each share of Remy they own.  Remy currently has approximately 32.0 million shares of common stock outstanding and at the conclusion of the Transaction, New Holdco will have approximately 32.3 million shares of common stock outstanding.   The Transaction will be tax-free to all existing Remy stockholders.
This structure will result in New Holdco becoming the new public parent of Remy.  It is anticipated that, immediately following the mergers, New Holdco will change its name to "Remy International, Inc." and its shares will be listed on NASDAQ under the trading symbol "REMY".  Under the organizational documents of New Holdco, the rights of the holders of the common stock of New Holdco will be the same as the rights of holders of Remy common stock.
The Transaction is subject to customary closing conditions, including filing of a registration statement with the SEC and Remy shareholder approval.  The Transaction is expected to close in December 2014 or in the first quarter of 2015.
Jay Pittas, Remy International, Inc. President and CEO, commented, "We are very excited to announce this transaction, which will provide greater common stock liquidity and float and eliminates the controlling stockholder impact of FNF's current ownership, as well as providing additional benefits of the Imaging business. We believe a completely independent Remy with a fully-distributed common stock will better enable Remy to pursue our strategic plans and be a catalyst for creating additional long-term value for our shareholders."
UBS Securities LLC and Willkie Farr & Gallagher LLP acted as advisers to a special committee of independent directors of Remy in connection with the Transaction.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
Nothing in this press release shall constitute a solicitation to buy or an offer to sell shares of New Remy, New Holdco, Remy or any shares of stock of FNF or FNFV tracking stock. New Holdco plans to file with the SEC a Registration Statement on Form S-4 in connection with the transactions, and Remy plans to file with the SEC and mail to its stockholders a Proxy Statement/Prospectus in connection with the transactions. In addition, New Remy plans to file with the SEC a registration statement on Form S-1 or on Form 10 in connection with the transactions. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Remy, New Holdco, New Remy, FNF and their affiliates, the transactions and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available.
Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by the parties through the web site maintained by the SEC at www.sec.gov.
In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus from Remy by contacting Remy International, Inc., 600 Corporation Drive, Pendleton, IN 46064, Attn: Investor Relations, Telephone (765) 778-6871.
Remy International, Inc. and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information regarding Remy International, Inc.'s directors and executive officers is contained in its Form 10-K for the year ended December 31, 2013 and in its proxy statement dated April 30,

2014, which is filed with the SEC. A more complete description will be available in the Registration Statements and the Proxy Statement/Prospectus.
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
About Remy International, Inc.
Founded by the Remy Brothers in 1896, Remy International, Inc. (NASDAQ: REMY) is a leading global manufacturer and remanufacturer of alternators, starter motors, electric traction motors, and multi-line products, such as constant velocity axles, disc brake calipers, and steering gears. Headquartered in Pendleton, IN, with global operations across five continents and 10 countries, Remy International markets products under the Delco Remy®, Remy®, World Wide Automotive® and USA Industries® brands. Known for innovation, efficiency, quality, and best-in-class customer service and support, Remy International's products are integrated by leading industrial, specialty, automotive and heavy-duty OEMs, and aftermarket providers worldwide. We Start the World & Keep It Running™.
Forward Looking Statements
This press release contains forward-looking statements.  Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results.  We undertake no obligation to publicly revise any forward-looking statement to reflect circumstances or events to reflect the new information, future events, or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to, the possibility that the transactions described in this release will not be completed or that they will not have the expected benefits, future financial results and liquidity, development of new products and services, the effect of competitive products or pricing, the effect of commodity and raw material prices, the impact of supply chain cost management initiatives, restructuring risks, customs duty claims, litigation uncertainties and warranty claims, conditions in the automotive industry, foreign currency fluctuations, costs related to re-sourcing and outsourcing products, the effect of economic conditions, and other risks identified in the "Special note regarding forward-looking statements", "Risk Factors" and other sections of the Company's previously filed most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.

Investor Contact: Fred Knechtel, Sr. Vice President, CFO and Treasurer
Knechtel.Fred@remyinc.com
(765) 778-6871
SOURCE : Remy International, Inc.